Exhibit 99.1

Welcome Annual Meeting of Shareholders Houston Marriott Westchase Tuesday, July29, 2008

Today’s Agenda Yesterday Today Tomorrow

Yesterday

2003-2007 Yesterday Occupancy Trend
85%
80%

2003-2007 Yesterday Occupancy Trend
85%
80%
75%
70%
‘03 ‘04 ‘05 ‘06 ‘07

Beginning Challenges 2006 & 2007
•Business needed turnaround thinking
•Unfavorable occupancy & financial trends
•Deferred property maintenance
•On banks’ watch list
Yesterday

Beginning Challenges 2006 & 2007
•Litigation
• distracted management focus
• costly, and
• strained external relationships
•Company structure conflicted with
public listing standards
Yesterday

Moving forward to increase cash
flow & create shareholder value
Increase occupancies
Resolve costly litigation
Redevelop selected properties
Diversify geographic risk

Increase Occupancy Program Yesterday

Increase Occupancy - 2007
401,742 sq ft of new leases
440,724 sq ft of renewal leases
842,066 sq ft of total leases
401,742 sq ft of new leases
(311,004) sq ft of move outs
90,738 sq ft net gain
= 3% increase to 86% total occupancy
3%
increase to
86%
Total
Occupancy

2002-2007 Yesterday Quarterly Occupancy Trend
93%
91%
89%
87%
85%
83%
12/31/0312/31/02 12/31/04 12/31/05 12/31/06 12/31/07

2002-2007 Yesterday Quarterly Occupancy Trend
93%
91%
89%
87%
85%
83%
12/31/0312/31/02 12/31/04 12/31/05 12/31/06 12/31/07

Example Leases Executed

• US Census Bureau	11,946 sq ft
• Asian Supermarket	42,205 sq ft
• PortaMedic	8,723 sq ft
• Xray Express	20,200 sq ft
• Merrill Corporation	13,751 sq ft
• Walton Construction	7,099 sq ft



WHITESTONE REIT

•Increased occupancy
•Stabilized banking relationships
•Geographic diversification begun
•Redevelopment program underway
•Executive Management Leadership Grads
•Litigation concluded
Recent Accomplishments
Yesterday 2007-2008

Litigation Settlement Yesterday

•Two properties ($7.8 M book value)
•Garden Oaks Shopping Center
•Northeast Square Shopping Center
•Whitestone Shares & OP Units
•293,961.54 – Common Shares
•1,068,451.217 – OP Units
Litigation Settlement
Yesterday Exchanged Properties for Shares
2008

•Both parties agree not to:
•Invest
•Merge
•Solicit proxies
Litigation Settlement
Yesterday 5-Year Standstill
2008

•Legal Costs $4.6 million
•Gain on exchange $3.0 million
•Internalized Management
•No external management acquisition cost
•No ongoing 3rd party fees based on revenue
•Necessary for public listing
Litigation Settlement
Yesterday Settlement Summary
2008

Moving forward to increase cash
flow & create shareholder value
Redevelop selected properties
Diversify geographic risk

Redevelopment Program Yesterday

Yesterday Holly Knight
•Renovated to stabilize cash flow
•Completed Q2 2008
•Rent: $12 to $14 per sq ft + 17%

Yesterday Holly Knight Before

Holly Knight During

Yesterday Holly Knight After

Yesterday Westchase
•Increased gross leasable space
•Completion: Sept 2008
•Doubled rents -from $8 to $16 sq ft

Yesterday Westchase Before

Yesterday Westchase During

Westchase During: Endcap

Yesterday Westchase

Yesterday Westchase

Westchase

Yesterday Westchase After 2008 Expected Completion

Yesterday Westchase After 2008 Expected Completion

Moving forward to increase cash
flow & create shareholder value
Diversify geographic risk
through acquisitions

Acquisition Late 2007 Yesterday

Pima Norte Arizona

Potential Acquisitions To increase cash flow & create shareholder value

•Smaller properties -35,000 to 250,000 sq ft
•Larger metro markets outside of Texas
•Irreplaceable infill locations
•Constructed buildings with land
•Upside value add potential
•Houston access: 2-1/2 hours away by airplane
Acquisition Focus
Tomorrow

•Houston
•4TH largest US city
•Chicago
•2nd largest US city
•Phoenix
•5TH largest US city
Diversified Geography
Tomorrow

Office 45,000 sq. ft.

Office 30,000 sq. ft.

Retail 85,000 sq. ft.

Mixed-Use 45,000 sq. ft.

Mixed-Use 101,000 sq. ft.

Today Our Challenges

Financial Markets Collapsed August 2007

Economy Financial Market Impact
•Distressed lenders
•Scarce capital
•Increased borrowing rates and fees
•Investors want higher returns
•REIT stocks decreased 30%

Expansion Time to Sell
Real Estate Value Cycle
Contraction Time to Buy
Growth Over Time
TIME VALUE Bottom

Our Operating Strategy Today we are in Recovery
•Drive our occupancies
•Revenues
•Net Cash Flow
•Reposition our potential value add properties
•Expand into new markets
•Replace our costly inventory with -
Properties We are Proud to Own

Our Financing Strategy
Today we are in Recovery
•Restructure our balance sheet
•Lower our borrowing cost
•Increase our cash position
•Increase our financial flexibility
•Increase Funds From Operations
•Raise equity by selling shares

Management Decades of Experience

Experience – Training – Diversity
Today Developing our People
•Real Estate & Capital Markets Experience
•Senior Management & Operating Group -200+ years
•Executive Management Leadership Training
•16 Graduates July 2008
•Diversity of personnel
•48 people – 12 different languages

Whitestone’s Platform

Today Properties
Industrial Retail Office
20.21%
38.44%
41.36%

Our Starting Point
•35 properties
•31 Texas: Houston
•2 Texas: Dallas
•1 Texas: San Antonio
•1 Arizona: Carefree
(adjacent to Scottsdale)
•$225 million asset value
•3 million sq ft (approx.)

Office (Headquarters)
Texas: Houston

Office Texas: Houston

Office Texas: Houston

Industrial Texas: Houston

Industrial Texas: Houston

Retail Texas: Houston

Tomorrow A look toward our future

2004-2008 Yesterday Occupancy Trend
90%
85%
80%
75%
70%
‘04 ‘05 ‘06 ‘07 ‘08

Tomorrow Challenges & Opportunities

•Current Portfolio Limitations
• Deferred maintenance
• Low rents
• High tenant turnover
•Capital & credit market tightening
•Raising institutional investor awareness
•Disposition of non-core properties
Challenges
Tomorrow

Non—Core Asset

Non-Core Asset

Non-Core Asset

Non-Core Asset

Opportunities
Tomorrow
• Increase cash flow with our internalized leasing, management, and redevelopment experience
• Purchase value added properties at significant discounts
• Raise Institutional equity
• List shares

Our Mission is to serve
Our Shareholders by working diligently and efficiently to maximize the value of the real estate properties we own, and collectively, the value of the enterprise;

Our Mission is to serve
Our Tenants by providing quality rental space and a professional community atmosphere, at a fair rental rate;

Our Mission is to serve
Our Vendors by working together in an ethical and honest manner;

Our Mission is to serve
Our Fellow Employees by providing development and training while encouraging them to pursue excellence in every aspect of their personal and professional lives.

Forward Looking Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934. The information in this presentation includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements as to the future performance of the company. Although the company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development acceptance, and the impact of competitive services and pricing and general economic risks and uncertainties.

Questions & Answers

Thank You!